UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

SunSi Energies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-145910	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Main Street, Suite 309 Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  646-205-0291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On November 30, 2010 the Company entered into definitive agreements to purchase a 60% interest in Wendeng He Xie Silicon Co. Ltd., a company with a trichlorisilane manufacturing factory located in Wendeng, China (“Wendeng”) from Liu Dongqiang, a Chinese individual, and to have Wendeng re-formed as a joint venture under Chinese law. Wendeng produces annually 20,000 metric tons of Trichlorosilane. The Company expects to close the Wendeng acquisition in the first quarter of 2011.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 8, 2010, the Company completed its acquisition of 90% of Zibo Baokai Trade Co., (“Zibo”) a company with the right to distribute the trichlorisilane production of Zibo Commerce and Trade Co. in the China market. The Company hereby provides certain financial statements required by Item 9.01 of Form 8-K with respect to Zibo and pro forma condensed combined financial information with respect to the Company’s acquisition of Zibo.

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)           Appointment of David Natan as Chief Executive Officer and Director.

On December 8, 2010, the Board of Directors of the Company appointed David Natan as the Company’s Chief Executive Officer and Director.  Mr. Natan remains as the Company’s Chief Accounting and Financial Officer.

Mr. Natan, age 57, since February 9, 2010 has been the Company’s Chief Accounting and Financial Officer. Mr. Natan, since December 2007, has been President of NATAN & ASSOCIATES, LLC., a consulting firm providing expert CFO services to both public and private companies. Prior to this, Mr. Natan worked at PharmaNet Development Group from February 2002 to November 2007, first as Vice President of Finance (Feb 2002-Aug 2006) and later as Executive Vice President, Reporting and Analysis (Aug 2006-Nov. 2007).

There is no family relationship between Mr. Natan and any Company director or executive officer.

Other than compensation, there are no related party transactions between Mr. Natan and the Company.

Mr. Natan will continue to receive monthly compensation of $5,000 and reimbursement of all pre-approved employment related expenses.

(b)           Departure of Michel Laporte as Chief Executive Officer and Director

In connection with Mr. Natan’s appointment as Chief Executive Officer, Michel Laporte has resigned this position (and all other Company officer roles) and as Director on December 8, 2010.  The Company owes no severance to Mr. Laporte in connection with this resignation. Mr. Laporte will continue to provide services to the Company as a consultant.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of businesses acquired.

The audited financial statements of Zibo including notes thereto are filed as Exhibit 99.1 of this Current Report and include:

●	Balance Sheets as of May 31, 2010 and 2009
●	Statements of Operations and Comprehensive Income for the years ended May 31, 2010 and 2009
●	Statements of Changes in Shareholders’ Equity for the years ended May 31, 2010 and 2009
●	Statements of Cash Flows for the years ended May 31, 2010 and 2009

(b)           Pro forma financial information.

The following unaudited pro forma financial information of including notes thereto is filed as a part of this Current Report and is attached as Exhibit 99.2:

●	Pro Forma Condensed Combined Balance Sheet as of May 31, 2010;
●	Pro Forma Condensed Combined Statement of Operations for the year ended May 31, 2010

(d)           Exhibits

Exhibit Number	Description of Exhibit
99.1	Audited Financial Statements listed in Item 9.01(a)
99.2	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SunSi Energies Inc.

Dated:	December 9, 2010

By:	/s/ Richard St Julien
Richard St Julien
Vice President and Secretary